UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

HK Battery Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52636	20-3724068
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to that certain Current Report on Form 8-K filed by HK Battery Technology Inc., a Delaware corporation (the “Company”), on August 27, 2015 (Accession No. 0001078782-15-001405), in which the Company disclosed that it had entered into a Stock Purchase Agreement with HK New Energy Vehicle System Integration Corporation (the “Purchaser”), a company organized under the laws of the People’s Republic of China (the “SPA”).  The SPA contemplates the sale of 132,000,000 shares of the Company’s common stock (the “Total Issuance”) to the Purchaser for an aggregate purchase price of $99,000,000 (the “Purchase Price”).

In accordance with the SPA, the Purchaser paid $50,000,000 of the Purchase Price to the Company on August 26, 2015 and the Company issued 66,666,667 shares of the Total Issuance to the Purchaser on September 4, 2015 (the “Partial Issuance”).  The Partial Issuance was issued to the Purchaser, a non-US person (as that term is defined in Regulation S of the Securities Act of 1933, as amended (the “Act”)), in accordance with Rule 506 of Regulation D promulgated under the Act, in that the Company did not engage in any general advertisement or general solicitation in connection with the Partial Issuance, and the Company was available to answer any questions from the Purchaser.

Item 5.01

Changes in Control of Registrant

The disclosure contained in Item 3.02 with respect to the SPA is hereby incorporated by reference in its entirety into this Item 5.01.

As a result of the Partial Issuance, the Purchaser will be the beneficial owner of approximately 99.35% of the Company’s issued and outstanding common stock.

The Partial Issuance constitutes “restricted securities” within the meaning of Rule 144 of the Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise disposed of by the Purchaser without restriction under the Act and applicable state securities laws.

The Purchaser has not advised the Company of any plans to appoint new directors to the Company’s Board of Directors or to make any changes to the Company’s management and operations.

The Company was a shell company immediately before the change in control, and remains a shell company following the change in control.  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in (a) the Company’s Registration Statement on Form 10, filed on November 11, 2010, as amended on January 7, 2011, and January 31, 2011; as supplemented and updated by (b) the Company’s Annual Reports on Form 10-K for the fiscal years ended June 30, 2012, June 30, 2013 and June 30, 2014; (c) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 filed on August 27, 2015; (d) the Company’s Current Report on Form 8-K filed on February 18, 2015; and (e) the information contained in this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015	HK Battery Technology, Inc. /s/ Jianguo Xu
Jianguo Xu Chief Executive Officer